Exhibit 99.1

UNITED STATES DEPARTMENT OF JUSTICE

OFFICE OF THE UNITED STATES TRUSTEE

CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)
MTI Technology Corporation
15641 Red Hill Ave. Suite 200	Case Number:	SA 07-13347-ES
Tustin, CA 92780	Operating Report Number:	1
Debtor(s).	For the Period October 16 to November 3, 2007*

I. CASH RECEIPTS AND DISBURSEMENTS

A. DIP OPERATING ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR DIP OPERATING ACCOUNT REPORTS		0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR DIP OPERATING ACCOUNT REPORTS		0.00

3. BEGINNING BALANCE:

4. RECEIPTS DURING CURRENT PERIOD:		$—

Transferred from General Account #1892034834	637,670.20
Collection of Trade AR	15,027.10
Other - misc wire - Non AR - Zinc Holdings	640,436.20
Other - raise checks - Non AR	15,525.24

TOTAL RECEIPTS THIS PERIOD:		1,308,658.74

5. BALANCE:		1,308,658.74

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)	25,000.00

Disbursements (from page 2)	1,066,793.97

TOTAL DISBURSEMENTS THIS PERIOD:***		1,091,793.97

7. ENDING BALANCE:
		216,864.77

8. General Account Number(s):	#1894071388
	Comerica Bank
Depository Name & Location:	11512 El Camino Real Ste. 350B
	San Diego, CA 92130

*	MTI uses the 4-week, 4-week, 5-week fiscal calendar, which means that fiscal October ended on November 3, 2007.

TOTAL DISBURSEMENTS FROM DIP OPERATING ACCOUNT FOR CURRENT PERIOD

Date	Check Number	Payee or DIP account	Purpose	Amount Transfer’d	Amount Disbursed	Amount
10/23/07		Wire Xfer - MTI - United Kingdom	Helpdesk customer service support		31,250.00	31,250.00
10/24/07		Xfer to DIP P/R Account (1894071396)	To establish account balance in new payroll account	15,000.00		15,000.00
10/24/07		Wire Xfer-ADP (Pay Date 10/26/07)	Payroll Fees (See attached payroll schedule)		198,003.17	198,003.17
10/24/07	3001	Andrew Stahelin	Expense Report # 17096		591.70	591.70
10/24/07	3002	Cal Connolly	Expense Report # 17099		525.52	525.52
10/24/07	3003	Kurt Winowich	Expense Report # 17104		143.90	143.90
10/24/07	3004	Les Dixon	Expense Report # 17094		740.98	740.98
10/24/07	3005	Mark Caggiano	Expense Reports -092907,092207,091507,& 090807		1,548.09	1,548.09
10/24/07	3006	Roger Sands	Expense Report # 17102		711.82	711.82
10/24/07	3007	Thomas Copeland	Expense Reports - 092207,09l507,090807,090807,090l07,& 081807		3,489.03	3,489.03
10/24/07	3008	Thomas P. Raimondi	Expense Report # 092907*		576.03	576.03
10/26/07		Wire Xfer - First Mercantile Trust (401k)	to fund employees 401K accounts for the 10/12/07 Paydate		31,503.13	31,503.13
10/26/07		Wire Xfer - Wells Fargo Factoring	Factoring monies owed to Wells Fargo		623,000.00	623,000.00
10/30/07		Wire Xfer - MTI UK	MTI Europe helpdesk services		56,666.00	56,666.00
10/30/07		Wire Xfer - MTI UK	MTI Europe Legal Costs Retainer		35,000.00	35,000.00
10/30/07		Comerica Cashier’s Check	Cashier’s check for Tom Raimondi’s flight to Europe for office meeting		2,746.00	2,746.00
10/31/07	3009	VOID (not used)				0.00
11/01/07		Wire Xfer - First Mercantile Trust (401k)	to fund employees 401K accounts for the 10/26/07 Paydate		7,329.80	7,329.80
11/01/07		Xfer to FLEX Account (1892034958)	To fund flexible spending account for employee debit card activity	10,000.00		10,000.00
11/02/07	3010	AFCO Premium Acceptance, Inc	Director’s and Officer’s liability Insurance		35,992.15	35,992.15
11/02/07	3011	Comptroller of Public Accounts	TX Sales Tax Due		1,188.58	1,188.58
11/02/07	3012	Cal Connolly	Expense Report # 102107		78.05	78.05
11/02/07	3013	Cook County Recorder of Deeds	11/02/07 Fee for Cook County, IL		26.50	26.50
11/02/07	3014	Thomas Copeland	Expense Reports - 073107 & 082907		1,011.23	1,011.23
11/02/07	3015	Franchise Tax Board	Employee payroll garnishment due to CA Franchise Tax Board		25.00	25.00
11/02/07	3016	Les Gehl	Expense Report # 102107		87.30	87.30
11/02/07	3017	Edward Kirbauer	Expense Report # 102607		766.90	766.90
11/02/07	3018	Marsh Risk & Insurance Service	Marsh Bundled Insurance - Invoice due 10/01/07		19,771.75	19,771.75
11/02/07	3019	New Jersey Family Support	Employee payroll garnishment		296.00	296.00
11/02/07	3020	North Carolina Dept of Revenue	Sales Tax Payment		409.64	409.64
11/02/07	3021	PAETEC	Phone system		2,960.25	2,960.25
11/02/07	3022	Randall Potter	Expense Report # 102107		45.95	45.95
11/02/07	3023	Thomas P. Raimondi	Expense Reports - 10207A, 102707		191.08	191.08
11/02/07	3024	Martin Roach	Expense Report # 102107		64.02	64.02
11/02/07	3025	Savvis Communications Corp	IT server hosting expense		7,014.33	7,014.33
11/02/07	3026	Chih-Hsin Shen	Expense Report # 101607		35.41	35.41
11/02/07	3027	State Disbursement 04P000583	Employee payroll garnishment - CA Child Support		383.87	383.87
11/02/07	3028	David Thibodeau	Expense Report # 101607		221.51	221.51
11/02/07	3029	Kimerly Torrence	Petty Cash Funding		926.85	926.85
11/02/07	3030	Patricia Trimarco	Expense Reports 102007,102707		263.15	263.15
11/01/07	3031	Ronald P. Umagat	Expense Report # 110207		960.94	960.96
11/02/07	3032	Favian Zavalza	Expense Report # 102107		248.32	248.32
						0.00
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD:	25,000.00	1,066,793.97	$1,091,793.97

*	On October 24, 2007, the Debtor inadvertently reimbursed an insider, Thomas Raimondi business expenses of $576.03. These expense were inadvertently paid approximately one week too early - all of the Notices of Insider Compensation (including that pertaining Mr. Raimondi) were signed on October 15, 2007, and served on October 16, 2007; no objection was received and the officers were eligible to receive compensation and reimbursement of expenses as of November 1, 2007.

D.I.P. OPERATING ACCOUNT

BANK RECONCILIATION

Bank statement Date:	10/31/2007	Balance on Statement:	$47,777.84

Plus deposits in transit (a):

	Deposit Date	Deposit Amount
	11/2/2007	$265,000.00
	11/2/2007	2,712.60
TOTAL DEPOSITS IN TRANSIT			267,712.60

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
3001	10/24/2007	591.70
3002	10/24/2007	525.52
3003	10/24/2007	143.90
3004	10/24/2007	740.98
3005	10/24/2007	1,548.09
3006	10/24/2007	711.82
3007	10/24/2007	3,489.03
3008	10/24/2007	576.03
Wire–1st Mercantile	11/1/2007	7,329.80
Xfer to FLEX Acct	11/1/2007	10,000.00
3010	11/2/2007	35,992.15
3011	11/2/2007	1,188.58
3012	11/2/2007	78.05
3013	11/2/2007	26.50
3014	11/2/2007	1,011.23
3015	11/2/2007	25.00
3016	11/2/2007	87.30
3017	11/2/2007	766.90
3018	11/2/2007	19,771.75
3019	11/2/2007	296.00
3020	11/2/2007	409.64
3021	11/2/2007	2,960.25
3022	11/2/2007	45.95
3023	31/2/2007	191.08
3024	11/2/2007	64.02
3025	11/2/2007	7,014.33
3026	31/2/2007	35.41
3027	11/2/2007	383.87
3028	11/2/2007	221.51
3029	11/2/2007	926.85
3030	11/2/2007	263.15
3031	11/2/2007	960.96
3032	11/2/2007	248.32
TOTAL OUTSTANDING CHECKS:			98,625.67

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE @ 11/03/07:			$216,864.77

I. CASH RECEIPTS AND DISBURSEMENTS

B. D.I.P. PAYROLL ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR D.I.P. PAYROLL ACCOUNT REPORTS		0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR D.I.P. PAYROLL ACCOUNT REPORTS		0.00

3. BEGINNING BALANCE:		0.00

4. RECEIPTS DURING CURRENT PERIOD:		15,000.00

Transfer from D.I.P. Operating Account # 1894071388	15,000.00
Transfer from General Acct	—

Total Receipts	15,000.00
5. BALANCE:		15,000.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:		7,724.81

7. ENDING BALANCE:		7,275.19

PAYROLL Account Number(s):	#1894071396
	Comerica Bank
Depository Name & Location:	1512 El Camino Real Ste. 350B
	San Diego, CA 92130

TOTAL DISBURSEMENTS FROM D.I.P. PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
10/26/2007	10/26/07 Payroll Register	ADP Payroll Services	Live Checks	7,724.81

TOTAL DISBURSEMENTS THIS PERIOD:				7,724.81

D.I.P. PAYROLL ACCOUNT

BANK RECONCILIATION

Bank statement Date:	10/31/2007	Balance on Statement:	$7,275.19

Plus deposits in transit (a):
		Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT				0.00

Less Outstanding Checks (a):

	Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:				0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE @ 11/03/07:				$ 7,275.19

I. CASH RECEIPTS AND DISBURSEMENTS

C. D.I.P. TAX ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR D.I.P. TAX ACCOUNT REPORTS		0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR D.I.P. TAX ACCOUNT REPORTS		0.00

3. BEGINNING BALANCE:		—

4. RECEIPTS DURING CURRENT PERIOD:		0.00

General Sales	0.00

Total Receipts	—
5. BALANCE:		0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:
Transfers to Other DIP Accounts (from page 2)	0.00

Disbursements (from page 2)	0.00

		0.00

7. ENDING BALANCE:		0.00

8. Cash Deposit Account Number(s):	#189071404
	Comerica Bank
Depository Name & Location:	11512 El Camino Real Ste. 350B
	San Diego, CA 92130

TOTAL DISBURSEMENTS FROM D.I.P. TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yy	Check Number	Payee or DIP account	Purpose	Amount Transfer’d	Amount Disbursed	Amount

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00	0.00	$0.00

D.I.P. TAX ACCOUNT

BANK RECONCILIATION

Bank statement Date:	10/31/2007	Balance on Statement:	$0.00

Plus deposits in transit (a):
		Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT				0.00

Less Outstanding Checks (a):

	Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:				0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE @ 11/03/07:				$0.00

I. CASH RECEIPTS AND DISBURSEMENTS

D. FLEXIBLE SPENDING ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR FSA ACCOUNT REPORTS		0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR FSA ACCOUNT REPORTS		0.00

3. BEGINNING BALANCE:		9,468.18

4. RECEIPTS DURING CURRENT PERIOD:
Transferred from General Acct # 1892034834	10,000.00
Transferred from DIP Operating Acct # 1894071388	10,000.00
Cash from Debtor	0.00
Other (Specify)	0.00

TOTAL RECEIPTS THIS PERIOD:		20,000.00

5. BALANCE:		29,468.18

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)	0.00

Disbursements (from page 2)	22,803.01

TOTAL DISBURSEMENTS THIS PERIOD:		22,803.01

7. ENDING BALANCE:		6,665.17

8. General Account Number(s):	#1892034958
	Comerica Bank
Depository Name & Location:	11512 El Camino Real Ste. 350B
	San Diego, CA 92130

TOTAL DISBURSEMENTS FROM FSA ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	* Amount Transferred	** Amount Disbursed	Amount
10/29/07		Tri-Ad Actuaries	Employee flexible spending activity		525.00	525.00
11/29/07		Tri-Ad Actuaries	Employee flexible spending activity		2,940.80	2,940.80
10/29/07		Tri-Ad Actuaries	Employee flexible spending activity		10,000.00	10,000.00
10/30/07		Tri-Ad Actuaries	Employee flexible spending activity		4,822.71	4,822.71
10/30/07		Tri-Ad Actuaries	Employee flexible spending activity		4,514.50	4,514.50
			Subtotal from previous page		0.00	0.00
						0.00
		TOTAL DISBURSEMENTS THIS PERIOD:		0.00	22,803.01	$22,803.01

FLEXIBLE SPENDING ACCOUNT

BANK RECONCILIATION

Bank statement Date:	10/31/2007	Balance on Statement:	($3,334.83)

Plus deposits in transit (a):
		Deposit Date	Deposit Amount
		11/1/2007	$10,000.00

TOTAL DEPOSITS IN TRANSIT				10,000.00

Less Outstanding Checks (a):

	Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:				0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE @ 11/03/07:				$6,665.17

I. CASH RECEIPTS AND DISBURSEMENTS

E. LOCKBOX ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR LOCKBOX ACCOUNT REPORTS		0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR LOCKBOX ACCOUNT REPORTS		0.00

3. BEGINNING BALANCE:		0.00

4. RECEIPTS DURING CURRENT PERIOD:
General Sales	738,145.95
Other (Specify)	0.00

TOTAL RECEIPTS THIS PERIOD:		738,145.95

5. BALANCE:		738,145.95

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)	738,145.95

Disbursements (from page 2)	0.00

TOTAL DISBURSEMENTS THIS PERIOD:		738,145.95

7. ENDING BALANCE:		0.00

8. General Account Number(s):	#1892037472
	Comerica Bank
Depository Name & Location:	11512 El Camino Real Ste. 350B
	San Diego, CA 92130

TOTAL DISBURSEMENTS FROM LOCKBOX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transferred	**Amount Disbursed	Amount
10/16/2007		Auto transferred to General Account 1892034834		362,888.27		362,888.27
10/18/2007		Auto transferred to General Account 1892034834		14,415.20		14,415.20
10/19/2007		Auto transferred to General Account 1892034834		4,351.27		4,351.27
10/22/2007		Auto transferred to General Account 1892034834		125,211.90		125,211.90
10/24/2007		Auto transferred to General Account 1892034834		43,584.01		43,584.01
10/25/2007		Auto transferred to General Account 1892034834		1,243.06		1,243.06
10/26/2007		Auto transferred to General Account 1892034834		17,267.13		17,267.13
10/29/2007		Auto transferred to General Account 1892034834		79,329.94		79,329.94
10/30/2007		Auto transferred to General Account 1892034834		12,960.00		12,960.00
10/31/2007		Auto transferred to General Account 1892034834		2,387.98		2,387.98
11/2/2007		Auto transferred to General Account 1892034834		74,507.19		74,507.19
						0.00

		TOTAL DISBURSEMENTS THIS PERIOD:		738,145.95	0.00	$738,145.95

LOCKBOX ACCOUNT

BANK RECONCILIATION

Bank statement Date:	10/31/2007	Balance on Statement:	$0.00

Plus deposits in transit (a):
		Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT				0.00

Less Outstanding Checks (a):

	Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:				0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE @ 11/03/07:				$0.00

I. CASH RECEIPTS AND DISBURSEMENTS

F. PRE-PETITION GENERAL ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR PRE-PETITION GENERAL ACCOUNT REPORTS		0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PRE-PETITION GENERAL ACCOUNT REPORTS		0.00

3. BEGINNING BALANCE:		$—
4. RECEIPTS DURING CURRENT PERIOD:
Cash from Debtor	5,245.01
Accounts Receivable - Post Filing	0.00
Account Receivable - Pre Filing	87,884.95
General Sales	0.00
Transfer from Cash Deposit Acct	738,145.95
Transfer from Account 2176997175 (Non AR)	140.00
Other - misc. wires - (Non A/R) - VM Ware - Product Rebate	9,675.00

TOTAL RECEIPTS THIS PERIOD:		841,090.91

5. BALANCE:		841,090.91

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)	648,854.34

Disbursements (from page 2)	484.52

TOTAL DISBURSEMENTS THIS PERIOD:		649,338.86

7. ENDING BALANCE:		191,752.05

8. Operating Account Number(s):	#1892034834
	Comerica Bank
Depository Name & Location:	11512 El Camino Real Ste. 350B

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transferred	**Amount Disbursed	Amount
10/16/2007		Xfer to A/P Account (2176997175)	Auto transferred to our controlled disbursement account-checks clearing	1,044. 14			*
10/24/2007		Xfer to Operating Account (1894071388)	To establish bank balance in new DIP operating account	187,562.38
10/24/2007		Xfer to Operating Account (1894071388)	To establish bank balance in new DIP operating account	450,107.82
10/29/2007		Xfer to A/P Account (2176997175)	Auto transferred to our controlled disbursement account-checks clearing	80.00
10/30/2007		Xfer to FLEX Account (1892034958)	To fund flexible spending account for employee debit card activity	10,000.00
10/31/2007		Xfer to A/P Account (2176997175)	Auto transferred to our controlled disbursement account-checks clearing	60.00
11/2/2007		Comerica Bank	Monthly Merchant Account bank card fees		484.52
			TOTAL DISBURSEMENTS THIS PERIOD:	648,854.34	484.52	0.00

*	Pre-petition check #423230 for $1,044.14 was inadvertently paid by Comerica Bank on 10/16/07 out of the pre-petition Controlled Disbursements account, the day after the chapter 11 filing. This check, an employee expense reimbursement paid to Rajesh Kumar, was issued on 9/27/07.

GENERAL ACCOUNT

BANK RECONCILIATION

Bank statement Date:	10/31/2007	Balance on Statement:	$112,723.11

Plus deposits in transit (a):
		Deposit Date	Deposit Amount
		11/1/2007	$4,886.27
		11/1/2007	60.00
		11/2/2007	40.00
		11/2/2007	20.00
		11/2/2007	20.00
		11/2/2007	74,507.19
TOTAL DEPOSITS IN TRANSIT				79,513.46

Less Outstanding Checks (a):

	Check Number	Check Date	Check Amount
	Bank Debit	11/2/2007	484.52

TOTAL OUTSTANDING CHECKS:				484.52

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE @ 11/03/07:				$191,752.05

I. CASH RECEIPTS AND DISBURSEMENTS

G. OLD PAYROLL ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR OLD PAYROLL ACCOUNT REPORTS		0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR OLD PAYROLL ACCOUNT REPORTS		0.00

3. BEGINNING BALANCE:		(1,105.01)

4. RECEIPTS DURING CURRENT PERIOD:
Transferred from Cash Deposit Acct	0.00
General Sales	0.00
Cash from Debtor	0.00
Other (Specify)	0.00

TOTAL RECEIPTS THIS PERIOD:		0.00

5. BALANCE:		(1,105.01)

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)	(77.86)

Disbursements (from page 2)	1,508.91

TOTAL DISBURSEMENTS THIS PERIOD:		1,431.05

7. ENDING BALANCE:		(2,536.06)

8. General Account Number(s):	#1892034875
	Comerica Bank
Depository Name & Location:	11512 El Camino Real Ste. 350B
	San Diego, CA 92130

TOTAL DISBURSEMENTS FROM OLD PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number/ Inv #	Payee or DIP account	Purpose	*Amount Transfer’d	**Amount Disbursed	Amount
10/26/2007	692802	ADP Payroll Fees	10/12/2007 Payroll Processing Charges		566.75	566.75
10/6/2007	657225	ADP Payroll Fees	HR Perspective Fees		519.38	519.38
10/26/2007	708070	ADP Payroll Fees	Super Data Fees		21.28	21.28
10/31/2007		ADP Tax Adjustments from Bank Recon	tax adjustments from ADP that were outstanding	(77.86)		(77.86)
11/2/2007	728825	ADP Payroll Fees	10/28/2007 Payroll Processing Charges		401.50	401.50
			TOTAL DISBURSEMENTS THIS PERIOD:	(77.86)	1,508.91	$1,431.05

I. CASH RECEIPTS AND DISBURSEMENTS

H. CONTROLLED DISBURSEMENT ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR CONTROLLED DISBURSEMENT ACCOUNT REPORTS		0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR CONTROLLED DISBURSEMENT ACCOUNT REPORTS		0.00

3. BEGINNING BALANCE:		(12,204.49)

4. RECEIPTS DURING CURRENT PERIOD:
Transferred from Cash Deposit Acct	0.00
General Sales	0.00
Cash from Debtor	0.00
Automatic Transfer from General Account # 1892034834	6,062.78

TOTAL RECEIPTS THIS PERIOD:		6,062.78

5. BALANCE:		(6,141.71)

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other Accounts (from page 2)	140.00

Disbursements (from page 2)	(104.28)

TOTAL DISBURSEMENTS THIS PERIOD:		35.72

7. ENDING BALANCE:		(6,177.43)

8. General Account Number(s):	#2176997175
	Comerica Bank
Depository Name & Location:	11512 El Camino Real Ste. 350B
	San Diego, CA 92130

TOTAL DISBURSEMENTS FROM CONTROLLED DISBURSEMENT ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number/ Inv #	Payee or DIP account	Purpose	*Amount Transfer’d	**Amount Disbursed	Amount
11/1/2007		Automatic xfer from Account (1892034834)	Reverse Returned Check Fees	60.00
11/2/2007		Automatic xfer from Account (1892034834)	Reverse Returned Check Fees	40.00
11/2/2007		Automatic xfer from Account (1892034834)	Reverse Returned Check Fees	20.00
11/2/2007		Automatic xfer from Account (1892034834)	Reverse Returned Check Fees	20.00
11/2/2007		STOP Pmt - Franchise Tax Board	Stop Payment on employee garnishment		(104.28)
			TOTAL DISBURSEMENTS THIS PERIOD:	140.00	(104.28)	$0.00

Note:	Pre-petition check #423230 for $1,044.14 was inadvertently paid by Comerica Bank on 10/16/07 out of the Controlled Disbursements account (see attached bank statement), the day after the chapter 11 filing. This check, an employee expense reimbursement paid to Rajesh Kumar, was issued on 9/27/07.

I. J. SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

(Provide a copy of monthly account statements for each of the below)

	D.I.P. Operating Account:	216,864.77

	D.I.P. Payroll Account:	7,275.19

	D.I.P. Tax Account	0.00

	Flexible Spending Account:	6,665.17

	Lockbox Account:	0.00

	Pre-Petition General Account:	191,752.05

	Old Payroll Account:	(2,536.06)

	Old Controlled Disbursement Account:	(6,177.43)

*Other Monies:
	Petty Cash Account Balance:	1,000.00

TOTAL CASH AVAILABLE:			414,843.69

Petty Cash Transactions:

Date	Purpose	Amount

TOTAL PETTY CASH TRANSACTIONS:			0.00

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS

AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
JS Northpointe (Tustin)	monthly	10,767.00	in rent abatement period	—
Quakerbridge (NJ)*	monthly	3,273.59	lease to be rejected	—	*
Hall 2611 Internet Assoc (Frisco, TX)*	monthly	2,168.57	lease to be rejected	—	*
Merritt Properties, LLC (VA)*	monthly	3,277.07	lease to be rejected	—	*
Allianz Life Ins (GA)*	monthly	2,161.04	lease to be rejected	—	*
Great Plains Ventures (MA)*	monthly	200.00	lease to be rejected	—	*
O’Hare Centre Venture (IL)*	monthly	1,000.00	lease to be rejected	—	*
Lake Mountain (Austin, TX)*	monthly	12,090.28	lease to be rejected	—	*
Xerox	monthly (approx. amt)	2,715.00	1	—	*	**
Dell	monthly (approx. amt)	5,263.21	1	—	*	**
Pitney Bowes	monthly (approx. amt)	649.56	lease to be rejected	—	*	**
AFCO	monthly	17,996.08	_	—
Wells Fargo Bank Factoring (due @ 11/3/07)	periodic (as collected)	700,518.65	–	—

			TOTAL DUE:	0.00

*	Debtor has not paid post-petition amounts on these real property leases-motion to reject these leases is pending
***	For these vendors, MTI calculated the average payment from the past 3 month’s payment data, and pro-rated for the filing period of 10/16/07 - 11/3/07; some of the Xerox and Dell leases will be rejected for the property not being used

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
	Gross Sales Subject to Sales Tax:	0.00
	Total Wages Paid:	249,585.11

	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
Federal Withholding	0.00	0.00	n/a
State Withholding	0.00	0.00	n/a
FICA- Employer’s Share	0.00	0.00	n/a
FICA- Employee’s Share	0.00	0.00	n/a
Federal Unemployment	0.00	0.00	n/a
Sales and Use**	0.00	123,757.06	12/7/2007	*	*
Real Property	0.00	0.00	n/a
Other:
TOTAL:	—	123,757.06

**	VA Sales/Use Tax audit assessment for period 8/1/03 - 7/31/06; is being contested by MTI due to auditor’s method of calculating tax owed

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable Post-Petition	Accounts Receivable
		Pre-Petition	Post-Petition
30 days or less	28,471.00	1,187,921.00
31 - 60 days		1,462,291.00
61 - 90 days		551,860.00
91 - 120 days		53,590.00
Over 120 days		1,605,850.00

TOTAL:	28,471.00	4,861,512.00	0.00

V. INSURANCE COVERAGE

	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability
Worker’s Compensation	See Attached Summary of Insurance
Casualty
Vehicle
Others:

VI. UNITED STATES TRUSTEE QUARTERLY FEES

(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		0.00		0.00	0.00

ATTACHMENT TO SCHEDULE V. INSURANCE COVERAGE

SUMMARY OF INSURANCE

POLICY NAME	INSURER	Limits of Coverage	States Covered	Policy No.	POLICY TERM	Paid Through
Package: Property, General	Property: Hartford Casualty Company Auto: Property & Casualty Company of Hartford General Liability: Hartford Insurance Company of the Midwest	Property: $1,370,000 Deductible: $10,000 EQSL Deductible (CA): $10,000 General Liability: $1,000,000 Deductible: $0 Automobile: $1,000,000 Deductible: $1,000	All	72UUNTR7201	6/1/07 - 08	11/30/2007

Umbrella	Hartford Casualty Insurance	Limit $20,000,000 / SIR: $10,000	All	72RHUTR6986	6/1/07 - 08	11/30/2007

Errors & Omissions/Internet L	Hartford Fire Insurance Co	Limit: $5,000,000 Retention: $250,000 Retro Date: April 28, 2006	All	TE023107606	6/1/07 - 08	11/30/2007

Workers Compensation	Hartford Fire Insurance Company, Hartford Casualty Insurance Company, Hartford	WC; Statutory Taxes/Fees: Employers: Liability: $1,000,000	IL, MI, PA / AL, AZ, GA, TX, VA / NJ, NY, NC I CA CO, CT, FL, IN, MA, OR, UT	72WERL5155	6/1/07 - 08	11/30/2007

Foreign Liability	Ace American Insurance Co	Property: $4,178,023	All	72HIPTR1720	6/1/07-08	11/30/2007
Deductible: $5,000
Automobile: $1,000,000
Deductible: $1,000
GL: $1,000,000
WC: Statutory
EL: $1,000,000
Kidnap & Extortion: $50,000
Local Admitted:

Marine Cargo	St. Paul Travelers	Limit: $2,500,000	All	TBD	6/1/07 - 08	11/30/2007
Deductible:
Exhibitions/Samples: $1,000
Data Center Moves $10,000
In Transit $50,000

Directors & Officers Liability-F	Carolina Casualty Insurance	Limit: $5,000,000	All	1739420	6/30/07 - 6/30/08	11/30/2007
Retentions: $0/$250,000
$0/$100,000

Directors & Officers Liability 1st Excess ($10M xs of $5M)	XL Specialty Insurance Co	Limit: 10,000,000 Retentions: As per underlying	All	ELU098936-07	6/30/07 - 6/30/08	11/30/2007

Directors & Officers Liability-2nd Excess ($5M xs of $15M)	Hudson Insurance Company	Limit: 5,000,000 Retentions: As per underlying	All	IN-0303-1912-0630C	6/30/07 - 6/30/08	11/30/2007

Directors & Officers Liability-3rd Excess (Classic-A)	XL Specialty Insurance Co	Limit: 5,000,000 Retentions: As per underlying	All	ELU098931-07	6/30/07 - 6/30/08	11/30/2007

Fiduciary Liability	Federal Insurance Company	Limit: 3,000,000 Retention: $10,000	All	8134-3074	6/30/07 - 6/30/08	11/30/2007

Crime	St Paul Fire and Marine In	Limit: 1,000,000 Credit Card: $250,000 Claims Exp: $1,000 Deductibles: $50,000 K&R/Employee Benefit $25,000 Credit Card: $0	All	494CF0598	6/30/07 - 6/30/08	11/30/2007

Kidnap & Ransom (Note; Policy expires in 2008 and was not placed in the 2006-2007 year)	St. Paul Fire and Marine In	Limit: 1,000,000 R&R: $50,000 Personal Accident $100,000-$500,000 Deductibles : $0	All	412CF0437	6/30/05 - 6/30/08	11/30/2007

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VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation*	Authorized Gross Compensation**	Gross Compensation Paid During the Month
Thomas P. Raimondi	11/1/2007	$30,769.22	0.00
Scott J. Poteracki	11/1/2007	$20,769.24	0.00
Edward Kirnbauer	11/1/2007	$12,307.70	0.00

*	The expiration of the 15 day period following the service of the Notices of Insider Compensation.
**	bi-weekly amount multiplied by the number of payroll dates in the fiscal month

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation*	Description	Amount Paid During the Month
Thomas P. Raimondi	11/1/2007	Expense Reports - 10207A, 102707	191.08
Thomas P. Raimondi	11/1/2007	Expense Report # 092907	576.03
Edward Kirnbauer	11/1/2007	Expense Report # 102607	766.90

*	The expiration of the 15 day period following the service of the Notices of Insider Compensation.

IX. PROFIT AND LOSS STATEMENT

(ACCRUAL BASIS ONLY)

	Current Month (10/16-11/3/07)	Cumulative Post-Petition
Sales & Service Revenue:
Product & Service Sales	—	—
Total	—	—

Cost of Goods Sold:
Product & Service COS	—
Total	—	—

Gross Profit	—	—

Other Operating Income (Itemize)	—	—
Operating Expenses:
Payroll—Insiders	—	—
Payroll & Benefits- Other Employees	439,947	439,947
Depreciation / Amortization and rent	64,469	64,469
Insurance	35,211	35,211
Consulting / Legal / Professional	506,168	506,168
Office Services	52,214	52,214
Repairs and Maintenance	60,296	60,296
Travel and Entertainment (Itemize)	48,440	48,440
Miscellaneous Operating Expenses (Itemize)	8,552	8,552
Total Operating Expenses	1,215,297	1,215,297

Net Gain/(Loss) from Operations	(1,215,297)	(1,215,297)

Non-Operating Income:
Interest Income	—	—
Net Gain on Sale of Assets (Itemize)	—	—
Other (Itemize)	—	—
Total Non-Operating income	—	—

Non-Operating Expenses:
Interest Expense	—	—
Legal and Professional (Itemize)	188,000	188,000
Other (Itemize)	15,891	15,891
Total Non-Operating Expenses	203,89	203,891

NET INCOME/(LOSS)	(1,419,188)	0,419,188)

ITEMIZATION OF LEGAL AND PROFESSIONAL EXPENSES - NON OPERATING

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	Amount
10/22/2007	wire	ZINC HOLDINGS LLC	Fees in connection with DIP Financing	153,000
10/31/2207	wire	MTI/UK	Help desk fee per DIP Financing Agreement	35,000

				188,000.00

X. BALANCE SHEET

(ACCRUAL BASIS ONLY)—NOVEMBER 3,2007 (OCTOBER 2007)

ASSETS	Current Month End
Current Assets:
Cash	414,844

Accounts Receivable: Trade	4,861,512

Accounts Receivable: Wells Fargo Bank Factoring	(777,201)	(factored invoices for which we received cash in advance of customer payment)

Accounts Receivable: Allowance for Doubtful Accounts	(817,694)

Other Current Receivable	150,954

Income Tax Receivable	15,851

Inventory	633,274

Prepaid Expenses	1,633,288

Intercompany Receivables	5,603,275

Total Current Assets		11,718,102

Property, Plant, and Equipment	14,307,136

Accumulated Depreciation/Depletion	(13,860,685)

Net Property, Plant, and Equipment		446,451

Other Assets (Net of Amortization):
Goodwill	13,439,931

Other Intangibles	2,513,334

Investments	19,604,887
Other (Itemize)
Deposits	139,692

Prepaid Maintenance: Long-Term	300,045

Suspense—Other	7,862

Total Other Assets		36,005,751

TOTAL ASSETS		48,170,304

LIABILITIES
Post-Petition Liabilities:
D.I.P. Funding Payable	793,436

Accounts Payable	28,471

Accrued Vacation	13,290

Accrued Sales Taxes Payable	(3,525)

Accrued Salary & PR Taxes	114,556

Accrued Interest Payable	2,075

Income Taxes Payable	4,819

Other (Itemize)

Total Post-Petition Liabilities		953,123

Pre-Petition Liabilities:
Secured Liabilities—payable to Canopy	5,166,666

Priority Liabilities	895,818
Unsecured Liabilities
Accounts Payable	7,755,524

Accrued Commissions	192,406

Accrued Other Current	55,007

Accrued Warranty	180,264
Deferred Income	3,170,357

Dividends Payable	7,785,936

Notes payable	1,365,729

Other (Itemize)
Total Pre-Petition Liabilities		26,567,707

TOTAL LIABILITIES		27,520,830

EQUITY:
Pre-Petition Owners’ Equity	22,068,662

Post-Petition Profit/(Loss)	(1,419,188)

Direct Charges to Equity	—

TOTAL EQUITY		20,649,474

TOTAL LIABILITIES & EQUITY		48,170,304

XI. QUESTIONNAIRE

			No	Yes

1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:		X	___

			No	Yes

2.	Has the debtor-in-posession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:		___	X

On October 24, 2007, the Debtor inadvertently reimbursed an insider, Thomas Raimondi business expenses of $576.03. These expenses were inadvertently paid approximately one week too early - all of the Notices of Insider Compensation (including that pertaining to Mr. Raimondi) were signed on October 15, 2007, and served on October 16, 2007; no objection was received and the officers were eligible to receive compensation and reimbursement of expenses as of November 1, 2007.

3.	State what progress was made during the reporting period toward filing a plan of reorganization?

The Debtor filed and obtained approval of several “first day” or early motions, including, but not limited to motions regarding: Payroll, Banking, Limiting Notice, KERP, DIP Financing and Cash Collateral, Sales Procedure and Bidding. The Debtor also filed applications and obtained approval to employ Clarkson, Gore & Marsella as its general bankruptcy counsel, and Omni Management Group, as its, inter alia , noticing and balloting agent.

4.	Describe potential future developments which may have a significant impact on the case:

The Debtor’s continued liquidation of its assets and ability to maximize the value thereof will impact the ultimate recovery to unsecured creditors.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period. None

			No	Yes

6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.		X	___

I, Scott Poteracki - CFO, declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

12/5/07
	Date	CFO For Debtor in Possession

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